UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 20, 2004

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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        New York                  1-15286             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                                 (212) 816-6000
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           (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Citigroup Global Markets Holdings Inc. for the twelve-month periods ended December 31, 2003 and 2002 and provides certain additional financial information. Certain prior period amounts have been reclassified to conform to current period presentation.

                CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                  December 31,
                                                              ------------------

                                                                  2003      2002
                                                                  ----      ----
Total stockholder's equity                                    $ 15,622  $ 12,558


                                                                      Twelve
                                                                    Months Ended
                                                                    December 31,
                                                               -----------------
                                                                   2003     2002
                                                                   ----     ----
Revenues:
   Commissions                                                   $3,749   $3,845
   Investment banking                                            3,607    3,420
   Asset management and administration fees                      3,378    3,547
   Principal transactions                                        1,886      576
   Other                                                           181      262
                                                                ------   ------

      Total non-interest revenues                                12,801   11,650
                                                               -------   ------
   Interest and dividends                                        7,921    9,600
   Interest expense                                              5,060    6,844
                                                                ------   ------
      Net interest and dividends                                 2,861    2,756
                                                                ------   ------

      Revenues, net of interest expense                         15,662   14,406
                                                                ------   ------
Non-interest expenses:
   Compensation and benefits                                     8,008    7,425
   Floor brokerage and other production                            712      710
   Communications                                                  633      664
   Occupancy and equipment                                         545      554
   Professional services                                           384      312
   Advertising and market development                              276      289
   Other operating and administrative expenses                     431    1,408
   Restructuring credit                                             -        (9)
                                                                ------   ------
      Total non-interest expenses                                10,989   11,353
                                                                ------   ------
Income before income taxes and cumulative
  effect of change in accounting principle                       4,673    3,053

Provision for income taxes                                       1,780    1,242
                                                                ------   ------

Income before cumulative effect of
 change in accounting principle                                  2,893    1,811
                                                                ------   ------

Cumulative effect of change in accounting
  principle (net of tax benefit of $16)                              -      (24)
                                                                ------   ------
Net income                                                      $2,893   $1,787
                                                                ======   ======

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 20, 2004       CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller